SUNAMERICA SERIES TRUST

Supplement to the Statutory Prospectus dated April 30, 2012

Effective immediately, for the following Portfolios:

High-Yield Bond Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” with respect to the portfolio manager disclosure for PineBridge Investment LLC (“PineBridge”) all reference to Tim Lindvall is deleted in its entirety.

In the section titled “MANAGEMENT,” under the “Information about the Subadvisers” the portfolio manager information for PineBridge for the High-Yield Bond Portfolio all reference to Tim Lindvall is deleted in its entirety.

Small Company Value Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Franklin Advisory Services, LLC (“Franklin Templeton”) is supplemented with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Steven Raineri	2012	Portfolio Manager

In the Management section under Information about the Subadvisers the portfolio manager information for Franklin Templeton for the Small Company Value Portfolio is deleted in its entirety and replaced with the following:

“The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, CPA, Margaret McGee, Don Taylor, CPA, and Steven Raineri. Mr. Lippman joined Franklin Templeton in 1988 and is currently President of Franklin Advisory Services and a Portfolio Manager. He is a member of the Franklin Equity Group team. Mr. Baughman joined Franklin Templeton in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Equity Group team. Ms. McGee joined Franklin Templeton in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Equity Group team. Mr. Taylor joined Franklin Templeton in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Equity Group team. Mr. Raineri joined Franklin Templeton in 2005 and is currently a Research Analyst and Portfolio Manager. He is a member of a team that manages several equity funds including Franklin All Cap Value Fund, where is co-lead manager.”

Dated: August 10, 2012

Version: Class 1 Version A